Exhibit 99.1

First Quarter 2005 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s April 26, 2005 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2004. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 26, 2005 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue	19
Acquisitions & Dispositions	20

Development
Stabilized Development Projects	21
In-Process and Committed Development and Redevelopment Projects	22
Future Development Pipeline	23

Debt and Capitalization Data
Capital Structure	24
Debt Analysis	25-26

Non-GAAP Supplemental Measures	27-31

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2005, the Company’s stabilized portfolio consisted of 82 office buildings and 48 industrial buildings, which encompassed an aggregate of 7.6 million and 4.5 million square feet, respectively, and was 94.1% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development
	Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.	Merrill Lynch & Co., Inc.
David AuBuchon (314) 955-5452	Steve Sakwa (212)449-0335

Bank of America Securities	Prudential Securities
Ross Nussbaum (212) 847-5668	Jim Sullivan (212) 778-2515

Deutsche Bank Securities, Inc.	RBC Capital Markets
Lou Taylor (212) 250-4912	David Copp (415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.	Wells Fargo Securities
David Loeb (703) 469-1289	Christopher Hartung (415) 675-2759

Green Street Advisors
Jim Sullivan (949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2005		12/31/2004	9/30/2004	6/30/2004	3/31/2004
INCOME ITEMS (Including Discontinued Operations):
Revenues	$60,316		$58,027	$55,412	$54,925	$55,422
Net Straight Line Rent (1)	3,767		2,865	3,004	2,199	2,484
Lease Termination Fees	108		772	(310)	95	901
Net Operating Income (2), (3)	44,612		43,530	42,495	41,156	41,810
Capitalized Interest and Loan Fees	2,069		2,180	2,260	2,061	2,050
Net Income Available to Common Shareholders	12,743		2,191	10,357	7,854	5,984
EBITDA (3), (4), (6)	38,645		30,710	33,173	35,984	34,424
Funds From Operations (3), (5), (6)	25,004		17,360	20,185	23,385	20,956
Funds Available for Distribution (3), (5), (6), (7)	17,048		6,574	14,502	17,118	17,162
Net Income per common share – diluted	$0.44		$0.08	$0.36	$0.28	$0.21
Funds From Operations per common share – diluted	$0.77		$0.53	$0.62	$0.72	$0.65
Dividend per share	$0.510		$0.495	$0.495	$0.495	$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	74.0	% .	75.0%	76.7%	74.9%	75.4%
Interest Coverage Ratio (8)	4.0x		3.2x	3.5x	3.9x	3.7x
Fixed Charge Coverage Ratio (9)	2.9x		2.3x	2.6x	2.9x	2.8x
FFO Payout Ratio (10)	66.5%		92.8%	79.7%	68.8%	76.7%
FAD Payout Ratio (11)	97.6%		245.0%	110.9%	93.9%	93.7%

	3/31/2005		12/31/2004	9/30/2004	6/30/2004	3/31/2004
ASSETS:
Real Estate Held for Investment before Depreciation	$1,826,866		$1,846,496	$1,730,705	$1,723,994	$1,711,852
Total Assets	1,580,606		1,599,655	1,479,379	1,490,135	1,509,365
CAPITALIZATION:
Total Debt	$783,563		$801,441	$730,932	$754,806	$767,294
Total Preferred Equity (12)	201,500		201,500	160,250	160,250	160,250
Total Market Equity Value (12)	1,334,255		1,390,989	1,236,675	1,107,544	1,152,889
Total Market Capitalization (12)	2,319,318		2,393,930	2,127,857	2,022,600	2,080,433
Total Debt / Total Market Capitalization	33.8%		33.5%	34.4%	37.3%	37.0%
Total Debt and Preferred / Total Market Capitalization	42.4%		41.9%	41.9%	45.2%	44.7%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.

(3)	Please refer to pages 27 and 28 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 30 for a reconciliation of GAAP net income to EBITDA before minority interests.

(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(6)	Reported amounts are attributable to common shareholders and unitholders.

(7)	Please refer to page 31 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(10)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds From Operations.

(11)	Calculated as current-quarter dividends accrued to common shareholders and common unitholders divided by Funds Available for Distribution.

(12)	See “Capital Structure” on page 24.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
High Price	$43.30	$43.85	$38.47	$36.13	$35.50
Low Price	$38.95	$38.42	$34.08	$30.62	$31.68
Closing Price	$40.91	$42.75	$38.03	$34.10	$35.50
Dividend per share - annualized	$2.04	$1.98	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,895	28,549	28,528	28,398	28,328
Closing partnership units (in 000’s)(1)	3,720	3,989	3,990	4,082	4,148

	32,615	32,538	32,518	32,480	32,476

(1)	As of the end of the period.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
ASSETS:
Land and improvements	$295,409	$304,033	$288,861	$289,258	$289,317
Buildings and improvements, net	1,428,069	1,445,918	1,357,626	1,306,576	1,297,624
Undeveloped land and construction in progress	103,388	96,545	84,218	128,160	124,911

Total real estate held for investment	1,826,866	1,846,496	1,730,705	1,723,994	1,711,852
Accumulated depreciation and amortization	(373,514)	(365,831)	(353,025)	(341,874)	(329,409)

Real estate held for investment, net	1,453,352	1,480,665	1,377,680	1,382,120	1,382,443
Property held for sale, net	—	—	—	—	18,303

Total real estate assets, net	1,453,352	1,480,665	1,377,680	1,382,120	1,400,746
Cash and cash equivalents	11,040	4,853	3,652	7,444	6,730
Restricted cash	2	332	1,283	7,352	9,785
Current receivables, net	3,177	4,843	4,190	4,700	5,988
Deferred rent receivables, net	49,015	46,816	43,956	41,134	39,288
Deferred leasing costs and other related intangibles, net	49,586	51,251	39,420	37,824	36,094
Deferred financing costs, net	6,102	5,849	3,190	2,889	3,318
Prepaid expenses and other assets	8,332	5,046	6,008	6,672	7,416

TOTAL ASSETS	1,580,606	1,599,655	$1,479,379	$1,490,135	$1,509,365

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$486,563	$490,441	$494,932	$614,806	$617,294
Unsecured senior notes	144,000	144,000	144,000	—	—
Unsecured line of credit	153,000	167,000	92,000	140,000	150,000
Accounts payable, accrued expenses and other liabilities	71,874	73,005	52,889	36,633	40,908
Accrued distributions	17,844	16,923	16,498	16,478	16,477
Rents received in advance, tenant security deposits and deferred revenue	21,404	21,605	19,974	20,361	19,332

Total liabilities	894,685	912,974	820,293	828,278	844,011

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders(1)	73,638	73,638	73,638	73,638	73,653
9.25% Series D Cumulative Redeemable Preferred unitholders(2)	—	—	44,321	44,321	44,321
Common unitholders of the Operating Partnership	56,039	60,351	61,782	63,640	65,094

Total minority interests	129,677	133,989	179,741	181,599	183,068

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,437
7.50% Series F Cumulative Redeemable Preferred stock(2)	83,157	83,157	—	—	—
Common stock	290	286	286	284	283
Additional paid-in capital	522,233	515,285	515,086	512,994	512,359
Deferred compensation	(3,558)	(1,412)	(1,929)	(2,445)	(2,839)
Distributions in excess of earnings	(85,387)	(83,394)	(71,456)	(67,689)	(61,487)
Accumulated net other comprehensive income (loss)	1,084	345	(1,067)	(1,311)	(4,467)

Total stockholders’ equity	556,244	552,692	479,345	480,258	482,286

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,580,606	$1,599,655	$1,479,379	$1,490,135	$1,509,365

(1)	On March 5, 2004, the Company amended the terms of its Series A Cumulative Redeemable Preferred Units (“Series A Preferred Units”) to reduce the distribution rate and extend the redemption date to September 30, 2009. Commencing March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 7.45%. Prior to March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 8.075%.

(2)	In December 2004, the Company redeemed all of its outstanding 9.25% Series D Cumulative Redeemable Preferred units with the net proceeds from its 7.50% Series F Cumulative Redeemable Preferred stock offering.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2005	2004	% Change
REVENUES:
Rental income	$53,268	$46,909	13.6%
Tenant reimbursements	5,751	5,323	8.0%
Other property income	229	1,018	(77.5%)

Total revenues	59,248	53,250	11.3%

EXPENSES:
Property expenses	9,461	8,503	11.3%
Real estate taxes	4,420	3,889	13.7%
Provision for bad debts	1,133	224	405.8%
Ground leases	405	330	22.7%
General and administrative expenses	6,024	7,693	(21.7%)
Interest expense	9,622	9,210	4.5%
Depreciation and amortization	16,237	13,691	18.6%

Total expenses	47,302	43,540	8.6%

OTHER INCOME:
Interest and other income	57	307	(81.4%)

Total other income	57	307	(81.4%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,003	10,017	19.8%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(2,521)	(44.6%)
Minority interest in earnings of Operating Partnership attributable to continuing operations	(977)	(953)	2.5%

Total minority interests	(2,374)	(3,474)	(31.7%)

INCOME FROM CONTINUING OPERATIONS	9,629	6,543	47.2%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	1,068	2,173	(50.9%)
Expenses from discontinued operations	(590)	(1,188)	(50.3%)
Net gain on disposition of discontinued operations	5,779	—	100.0%
Impairment loss on property held for sale	—	(726)	(100.0%)
Minority interest attributable to discontinued operations	(741)	(33)	2145.5%

Total income from discontinued operations	5,516	226	2340.7%

NET INCOME	15,145	6,769	123.7%
PREFERRED DIVIDENDS	(2,402)	(785)	206.0%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$12,743	$5,984	113.0%

Weighted average shares outstanding - basic	28,555	28,117	1.6%
Weighted average shares outstanding - diluted	28,720	28,303	1.5%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.45	$0.21	114.3%

Net income per common share - diluted	$0.44	$0.21	109.5%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2005	2004	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common shareholders	$12,743	$5,984	113.0%
Adjustments:
Minority interest in earnings of Operating Partnership	1,718	986	74.2%
Depreciation and amortization of real estate assets	16,322	13,986	16.7%
Net gain on dispositions of operating properties	(5,779)	—	—

Funds From Operations (2)	$25,004	$20,956	19.3%

Weighted average common shares/units outstanding - basic	32,401	32,268	0.4%
Weighted average common shares/units outstanding - diluted	32,587	32,454	0.4%
FFO per common share/unit - basic	$0.77	$0.65	18.5%

FFO per common share/unit - diluted	$0.77	$0.65	18.5%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$25,004	$20,956	19.3%
Adjustments:
Amortization of deferred financing costs	412	809	(49.1%)
Non-cash amortization of restricted stock grants	877	899	(2.4%)
Amortization of (below) above market rents(3)	(303)	(6)	100.0%
Impairment loss on property held for sale		726
Tenant improvements, leasing commissions and recurring capital expenditures	(5,175)	(3,738)	38.4%

Net effect of straight-line rents (4)	(3,767)	(2,484)	51.7%

Funds Available for Distribution (2)	$17,048	$17,162	(0.7%)

(1)	See page 28 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(4)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2005	2004	% Change
Total Same Store Portfolio
Number of properties	125	125
Square Feet	11,368,760	11,368,760
Percent of Stabilized Portfolio	94.4%	94.3%
Average Occupancy	94.6%	90.9%
Operating Revenues:
Rental income	$47,160	$44,340	6.4%
Tenant reimbursements	5,456	5,318	2.6%
Other income	227	1,002	(77.3%)

Total operating revenues	52,843	50,660	4.3%

Operating Expenses:
Property expenses	8,610	8,112	6.1%
Real estate taxes	3,881	3,698	4.9%
Provision for bad debts	955	170	461.8%
Ground leases	405	330	22.7%

Total operating expenses	13,851	12,310	12.5%

GAAP Net Operating Income	$38,992	$38,350	1.7%

Same Store Analysis (Cash Basis)

	Three Months Ended March 31,
	2005	2004	% Change
Total operating revenues	$50,573	$48,569	4.1%
Total operating expenses	13,851	12,310	12.5%

Cash Net Operating Income	$36,722	$36,259	1.3%

(1)	Same store defined as all stabilized properties owned at January 1, 2004 and still owned and in the stabilized portfolio at March 31, 2005.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		3/31/2005	12/31/2004	9/30/2004
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	25	29.4%	23.5%	2,826,160	94.0%	91.1%	89.4%
Orange County	5	2.3%	2.2%	259,061	96.9%	97.4%	97.5%
San Diego	44	45.7%	29.9%	3,603,207	94.3%	97.1%	96.4%
Other	8	5.1%	7.3%	878,960	92.3%	89.7%	91.5%

Subtotal	82	82.5%	62.9%	7,567,388	94.1%	94.0%	93.2%

Industrial:
Los Angeles	4	1.1%	3.2%	388,805	51.0%	53.0%	51.0%
Orange County	43	15.7%	32.5%	3,918,383	98.3%	99.4%	96.6%
Other	1	0.7%	1.4%	164,540	100.0%	100.0%	100.0%

Subtotal	48	17.5%	37.1%	4,471,728	94.3%	95.5%	92.9%

OCCUPANCY BY REGION:
Los Angeles	29	30.5%	26.7%	3,214,965	88.8%	86.5%	84.8%
Orange County	48	18.0%	34.7%	4,177,444	98.3%	99.2%	96.6%
San Diego	44	45.7%	29.9%	3,603,207	94.3%	97.1%	96.4%
Other	9	5.8%	8.7%	1,043,500	93.5%	92.3%	93.7%

TOTAL STABILIZED PORTFOLIO	130	100.0%	100.0%	12,039,116	94.1%	94.6%	93.1%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	94.1%	94.7%	94.3%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,156	100.0%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	99.8%
999 N. Sepulveda Blvd.	El Segundo	1	133,339	55.7%
Kilroy Airport Center, Long Beach	Long Beach	7	949,063	94.4%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	91.6%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	95.2%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	97.7%
501 Santa Monica Blvd.	Santa Monica	1	70,045	96.2%

Total Los Angeles Office		25	2,826,160	94.0%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	89.1%
8101 Kaiser Blvd.	Anaheim	1	60,177	100.0%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	95.0%

Total Orange County Office		5	259,061	96.9%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	88,181	95.8%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	95.6%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	91.2%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	87.0%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	66.6%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	0.0%
4690 Executive Drive	University Towne Center	1	50,546	50.4%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		44	3,603,207	94.3%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	94.4%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	92.5%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	77.9%

Total Other Office		8	878,960	92.3%

Total Office		82	7,567,388	94.1%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	0.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	51.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	85.5%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,918,383	98.3%

Other
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		1	164,540	100.0%

Total Industrial		48	4,471,728	94.3%

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal

Office	19	9	160,702	53,922	$22.28	$0.15	9.1%	(3.4%)	39.7%	65
Industrial	1	4	44,000	171,804	6.20	$0.02	12.5%	(1.9%)	67.2%	73

Total	20	13	204,702	225,726	$11.71	$0.10	10.5%	(2.8%)	57.6%	69

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(4)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

Q1 2005
Capital Improvements	$—
Tenant Improvements & Leasing Commissions(1)	277

Total	$277

Recurring Capital Expenditures:

Q1 2005
Capital Improvements
Office	$1,152
Industrial	106

1,258

Tenant Improvements & Leasing Commissions (1)
Office	2,507
Industrial	1,410

3,917
Total
Office	3,659
Industrial	1,516

$5,175

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	40	386,785	5.5%	$7,676	$19.85
2006	55	654,863	9.3%	15,111	23.08
2007	67	1,157,078	16.4%	21,554	18.63
2008	46	721,638	10.3%	12,943	17.94
2009	66	1,233,567	17.5%	29,490	23.91
2010	36	641,046	9.1%	17,045	26.59
2011	16	389,364	5.5%	6,226	15.99
2012	8	417,720	5.9%	12,723	30.46
2013	4	133,975	1.9%	4,177	31.18
2014 and beyond	27	1,303,120	18.6%	47,569	36.50

Subtotal	365	7,039,156	100.0%	$174,514	$24.79

INDUSTRIAL:
Remaining 2005 (3)	6	136,612	3.2%	$980	$7.17
2006	12	494,461	11.7%	4,114	8.32
2007	16	732,909	17.4%	4,990	6.81
2008	10	877,551	20.8%	6,125	6.98
2009	11	678,661	16.1%	4,334	6.39
2010	6	375,788	8.9%	3,694	9.83
2011	4	286,812	6.8%	2,137	7.45
2012	2	148,403	3.5%	783	5.28
2013	—	—	—	—	—
2014 and beyond	4	485,132	11.6%	4,247	8.75

Subtotal	71	4,216,329	100.0%	$31,404	$7.45

TOTAL PORTFOLIO:
Remaining 2005 (3)	46	523,397	4.7%	$8,656	$16.54
2006	67	1,149,324	10.2%	19,225	16.73
2007	83	1,889,987	16.8%	26,544	14.04
2008	56	1,599,189	14.2%	19,068	11.92
2009	77	1,912,228	17.0%	33,824	17.69
2010	42	1,016,834	9.0%	20,739	20.40
2011	20	676,176	6.0%	8,363	12.37
2012	10	566,123	5.0%	13,506	23.86
2013	4	133,975	1.2%	4,177	31.18
2014 and beyond	31	1,788,252	15.9%	51,816	28.98

Total	436	11,255,485	100.0%	$205,918	$18.29

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	21	118,008	4.6%	$3,253	$27.57	10	80,352	32.6%	$1,693	$21.07
2006	37	367,512	14.2%	9,709	26.42	5	28,740	11.6%	670	23.31
2007	33	449,845	17.3%	9,609	21.36	8	20,730	8.4%	454	21.90
2008	20	132,825	5.1%	3,372	25.39	9	86,851	35.2%	1,515	17.44
2009	39	676,859	26.1%	17,213	25.43	3	10,091	4.1%	195	19.32
2010	21	257,528	9.9%	6,791	26.37	2	4,583	1.9%	103	22.47
2011	6	90,026	3.5%	2,419	26.87	2	15,387	6.2%	242	15.73
2012	4	237,337	9.2%	6,774	28.54	—	—	—	—	—
2013	2	19,195	0.7%	410	21.36	—	—	—	—	—
2014 and beyond	7	243,745	9.4%	7,299	29.95	—	—	—	—	—

Subtotal	190	2,592,880	100.0%	$66,849	$25.78	39	246,734	100.0%	$4,872	$19.75

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	6	136,612	3.5%	$980	$7.17
2006	—	—	—	—	—	11	329,921	8.6%	2,934	8.89
2007	—	—	—	—	—	16	732,909	19.0%	4,990	6.81
2008	—	—	—	—	—	10	877,551	22.8%	6,125	6.98
2009	1	6,362	3.2%	101	15.88	10	672,299	17.4%	4,233	6.30
2010	1	192,053	96.8%	2,404	12.52	5	183,735	4.8%	1,290	7.02
2011	—	—	—	—	—	4	286,812	7.4%	2,137	7.45
2012	—	—	—	—	—	2	148,403	3.9%	783	5.28
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	4	485,132	12.6%	4,246	8.75

Subtotal	2	198,415	100.0%	$2,505	$12.63	68	3,853,374	100.0%	$27,718	$7.19

TOTAL PORTFOLIO:
Remaining 2005 (3)	21	118,008	4.2%	$3,253	$27.57	16	216,964	5.3%	$2,673	$12.32
2006	37	367,512	13.2%	9,709	26.42	16	358,661	8.7%	3,604	10.05
2007	33	449,845	16.1%	9,609	21.36	24	753,639	18.4%	5,444	7.22
2008	20	132,825	4.8%	3,372	25.39	19	964,402	23.5%	7,640	7.92
2009	40	683,221	24.5%	17,314	25.34	13	682,390	16.6%	4,428	6.49
2010	22	449,581	16.1%	9,195	20.45	7	188,318	4.6%	1,393	7.40
2011	6	90,026	3.2%	2,419	26.87	6	302,199	7.4%	2,379	7.87
2012	4	237,337	8.5%	6,774	28.54	2	148,403	3.6%	783	5.28
2013	2	19,195	0.7%	410	21.36	—	—	—	—	—
2014 and beyond	7	243,745	8.7%	7,299	29.95	4	485,132	11.9%	4,246	8.75

Total	192	2,791,295	100.0%	$69,354	$24.85	107	4,100,108	100.0%	$32,590	$7.95

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	%of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2005 (3)	1	130,000	3.8%	$1,200	$9.23	8	58,425	7.2%	$1,530	$26.19
2006	6	210,200	6.2%	3,877	18.44	7	48,411	6.0%	855	17.66
2007	13	563,991	16.6%	9,089	16.12	13	122,512	15.2%	2,402	19.61
2008	9	258,836	7.6%	5,378	20.78	8	243,126	30.1%	2,678	11.01
2009	14	484,668	14.3%	10,762	22.20	10	61,949	7.7%	1,320	21.31
2010	9	334,545	9.9%	9,127	27.28	4	44,390	5.5%	1,024	23.07
2011	1	68,910	2.0%	929	13.48	7	215,041	26.6%	2,636	12.26
2012	4	180,383	5.3%	5,949	32.98	—	—	—	—	—
2013	2	114,780	3.4%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	30.9%	39,871	38.12	2	13,461	1.7%	399	29.64

Subtotal	77	3,392,227	100.0%	$89,949	$26.52	59	807,315	100.0%	$12,844	$15.91

INDUSTRIAL:
Remaining 2005 (3)	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	100.0%	$1,180	$7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	1	164,540	100.0%	$1,180	$7.17

TOTAL PORTFOLIO:
Remaining 2005 (3)	1	130,000	3.8%	$1,200	$9.23	8	58,425	6.0%	$1,530	$26.19
2006	6	210,200	6.2%	3,877	18.44	8	212,951	21.9%	2,035	9.56
2007	13	563,991	16.6%	9,089	16.12	13	122,512	12.6%	2,402	19.61
2008	9	258,836	7.6%	5,378	20.78	8	243,126	25.0%	2,678	11.01
2009	14	484,668	14.3%	10,762	22.20	10	61,949	6.4%	1,320	21.31
2010	9	334,545	9.9%	9,127	27.28	4	44,390	4.6%	1,024	23.07
2011	1	68,910	2.0%	929	13.48	7	215,041	22.1%	2,636	12.26
2012	4	180,383	5.3%	5,949	32.98	—	—	—	—	—
2013	2	114,780	3.4%	3,767	32.82	—	—	—	—	—
2014 and beyond	18	1,045,914	30.9%	39,871	38.12	2	13,461	1.4%	399	29.64

Total	77	3,392,227	100.0%	$89,949	$26.52	60	971,855	100.0%	$14,024	$14.43

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2005.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2005 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Quarterly Lease Expirations for 2005

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q2 2005	8	78,172	1.2%	1,751	$22.40
Q3 2005	21	234,982	3.3%	3,875	16.49
Q4 2005	11	73,631	1.0%	2,050	27.84

Subtotal 2005	40	386,785	5.5%	$7,676	$19.85

INDUSTRIAL:
Q2 2005	1	12,000	0.2%	91	$7.58
Q3 2005	2	71,225	1.7%	444	6.23
Q4 2005	3	53,387	1.3%	445	8.34

Subtotal 2005	6	136,612	3.2%	$980	$7.17

TOTAL PORTFOLIO:
Q2 2005	9	90,172	0.9%	1,842	$20.43
Q3 2005	23	306,207	2.7%	4,319	14.10
Q4 2005	14	127,018	1.1%	2,495	19.64

Total 2005	46	523,397	4.7%	$8,656	$16.54

(1)	Represents leases expiring during 2005 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at March 31, 2005.

(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$12,227	831,318	5.8%	6.9%
AMN Healthcare	8,179	175,672	3.9%	1.5%
Fish & Richardson	5,970	141,707	2.8%	1.2%
DirecTV, Inc.	5,958	193,207	2.8%	1.6%
Diversa Corporation	5,092	136,908	2.4%	1.1%
Intuit, Inc.	4,523	264,226	2.2%	2.2%
Epson America, Inc.	4,177	162,852	2.0%	1.4%
Fair Isaac & Company	3,985	129,752	1.9%	1.1%
Memec, Inc.	3,742	114,780	1.8%	1.0%
Peregrine Systems, Inc.	3,699	104,450	1.8%	0.9%

Total Office Properties	$57,552	2,254,872	27.4%	18.9%

Industrial Properties:
Celestica California, Inc.	$2,531	303,533	1.2%	2.5%
Qwest Communications Corporation	2,439	244,800	1.2%	2.0%
Mattel, Inc.	2,382	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,722	157,458	0.8%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.7%	2.4%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,059	200,646	0.5%	1.7%
United Plastics Group, Inc.	1,031	144,000	0.5%	1.2%
Extron Electronics	1,024	157,730	0.5%	1.3%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,677	1,950,899	7.5%	16.2%

(1)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date

Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo(2)	100,978	1,845	January 31, 2007
1145 N. Ocean Blvd., Anaheim	65,447	437	October 31, 2010

	565,818	8,464

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (3)	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach (4)	43,636	1,228	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	831,318	$12,227

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	An agreement was signed during April 2005 to extend the lease from January 2006 to January 2007. The extended lease can be terminated by either party with sixty days advanced notice anytime after April 30, 2006.

(3)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective December 31, 2006 by giving the Company written notice one year in advance.

(4)	An agreement was signed whereby The Boeing Company will continue to pay rent on the entire 43,636 rentable square feet through May 31, 2005. Effective June 1, 2005 another company will take possession and begin paying rent on 28,089 rentable square feet that is currently leased to The Boeing Company. For the period June 1, 2005 through September 30, 2005 The Boeing Company will continue to occupy and pay rent on the remaining 15,547 rentable square feet.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

2005 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
2501 Pullman/1700 Carnegie	Santa Ana, CA	Office	March	128,266
525 North Brand	Glendale, CA	Office	March	46,043
5115 N. 27th Avenue	Phoenix, AZ	Industrial	March	130,877

TOTAL YEAR-TO-DATE DISPOSITIONS				305,186	$38,710	(1)

(1)	The Company sold three properties through a portfolio transaction in March 2005. The sales price shown on this schedule represents the price received for all three properties.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Stabilized Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:
Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment	% Committed
1st QUARTER:
NONE

REDEVELOPMENT PROJECTS:

Project	Location	Pre and Post Redevelopment Type	Start Date	Compl. Date	Rentable Square Feet	Existing Investment(1)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 3/31/2005	% Committed
1st QUARTER:
5717 Pacific Center	Sorrento Mesa	Office to Life Science	1Q 2003	1Q 2004	67,995	$8,790	$10,258	$19,048	$11,190	0%

TOTAL YEAR-TO-DATE STABILIZED REDEVELOPMENT						$8,790	$10,258	$19,048	$11,190	0%

(1)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 3/31/2005	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None
PROJECTS UNDER CONSTRUCTION:
15227 Avenue of Science	I-15 Corridor	Office	3Q 2004	3Q 2005	3Q 2006	65,867	$13,760	$8,390	0%
15253 Avenue of Science	I-15 Corridor	Office	3Q 2004	3Q 2005	3Q 2006	37,405	9,118	6,043	0%

Subtotal						103,272	22,878	14,433

COMMITTED PROJECTS:
Santa Fe Summit	56 Corridor	Office	3Q 2005	3Q 2007	3Q 2008	465,600	144,543	19,085	78%

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						568,872	$167,421	$33,518	64%

REDEVELOPMENT PROJECTS:

	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 3/31/2005	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
909 N. Sepulveda Blvd.	El Segundo	Office	1Q 2003	3Q 2004	3Q 2005	241,603	$37,799	$30,976	$68,775	$54,988	19%

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						241,603	$37,799	$30,976	$68,775	$54,988	19%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 3/31/2005
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center - Lot 2	I-15 Corridor	Office	3.0	80,000	$18,810	$3,614
Innovation Corporate Center - Lot 4	I-15 Corridor	Office	3.4	75,000	15,214	4,372
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	55,623	8,161
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	10.9	225,000	50,586	16,217
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	27,506	8,259
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	13,167	4,573
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	25,872	8,409
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	19,391	5,937
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	21,043	7,703

TOTAL FUTURE DEVELOPMENT PIPELINE			41.6	868,726	$247,212	$67,245

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Capital Structure

At March 31, 2005

($ in thousands)

	Shares/Units At March 31, 2005	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$486,563	21.0%
Unsecured Senior Notes		144,000	6.2%
Unsecured Line of Credit		153,000	6.6%

Total Debt		$783,563	33.8%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.2%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.7%
7.500% Series F Cumulative Redeemable Preferred Stock(2)	3,450,000	86,250	3.7%
Common Units Outstanding(3)	3,719,893	152,181	6.6%
Common Shares Outstanding(3)	28,894,505	1,182,074	51.0%

Total Equity		$1,535,755	66.2%

TOTAL MARKET CAPITALIZATION		$2,319,318	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $40.91 at March 31, 2005.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Debt Analysis

At March 31, 2005

($ in thousands)

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	62.1%	5.8%	5.3
Unsecured Debt	37.9%	5.0%	5.0
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1)	85.6%	5.8%	5.6
Floating Rate Debt	14.4%	4.0%	2.4

Total Debt		5.5%	5.2

Total Debt Including Loan Fees		5.8%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$153,000	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.1	$2.1

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Debt Analysis

At March 31, 2005

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2005	2006	2007	2008	2009	After 2009	Total
Unsecured Debt:
Floating	4.01%	10/22/2007	(1)			$153,000				$153,000
Fixed	5.72%	8/4/2010							61,000	61,000
Fixed	6.45%	8/4/2014							83,000	83,000

						153,000			144,000	297,000

Secured Debt:
Fixed	8.45%	12/1/2005		10,185						10,185
Floating	3.91%	12/23/2005		29,000						29,000
Floating	3.91%	1/1/2009						31,000		31,000
Fixed	6.51%	8/12/2007		175	248	17,049				17,472
Fixed	7.21%	8/12/2007		124	178	4,326				4,628
Fixed	3.80%	8/1/2008		1,152	1,588	1,650	73,401			77,791
Fixed	7.20%	4/1/2009		1,589	2,256	2,423	2,604	75,475		84,347
Fixed	6.70%	12/27/2011		786	1,112	1,189	1,271	1,359	71,433	77,150
Fixed	5.57%	8/1/2012		828	1,160	1,226	1,297	1,370	74,498	80,379
Fixed	4.95%	8/1/2012		385	536	563	592	622	31,094	33,792
Fixed	8.21%	11/1/2008		514	736	799	750			2,799
Fixed	8.43%	6/1/2009		703	1,007	1,095	1,191	608		4,604
Fixed	8.13%	11/1/2014		341	489	530	575	623	6,789	9,347
Fixed	7.15%	5/1/2017		957	1,359	1,459	1,567	1,683	17,044	24,069

	5.50%			46,739	10,669	32,309	83,248	112,740	200,858	486,563

Effect of SWAPS	0.00%

Total	5.50%			$46,739	$10,669	$185,309	$83,248	$112,740	$344,858	$783,563

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$100,000

(1)	The maturity does not reflect the one-year extension option.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on April 25, 2005, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the original issuance costs of redeemed preferred units, and the impairment loss on property held for sale, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $in thousands)

	Three Months Ended March 31,
	2005	2004
Same Store Cash Net Operating Income	$36,722	$36,259
Adjustment:
GAAP Straight Line Rental Income	2,270	2,091

Same Store GAAP Net Operating Income (1)	38,992	38,350
Adjustment:
Non-Same Store GAAP Net Operating Income	5,620	3,460

Net Operating Income, as defined (1)	44,612	41,810
Adjustments:
Net Operating Income, as defined, from discontinued operations	(783)	(1,506)
Other Expenses:
General and administrative expenses	(6,024)	(7,693)
Interest expense	(9,622)	(9,210)
Depreciation and amortization	(16,237)	(13,691)
Other Income:
Interest and other income	57	307

Income from Continuing Operations	12,003	10,017
Minority interests	(2,374)	(3,474)
Income from discontinued operations	5,516	226
Preferred dividends	(2,402)	(785)

Net Income Available for Common Shareholders	$12,743	$5,984

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2005	2004
Net Income Available for Common Shareholders	$12,743	$5,984
Preferred dividends	2,402	785
Adjustments for Continuing Operations:
Interest expense	9,622	9,210
Depreciation and amortization	16,237	13,691
Distributions on Cumulative Redeemable Preferred units	1,397	2,521
Minority interest in earnings of Operating Partnership	977	953
Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	305	521
Net (gain) loss on disposition of discontinued operations	(5,779)	—
Impairment loss on property held for sale	—	726
Minority interest in earnings of Operating Partnership	741	33

EBITDA Before Minority Interests (1)	$38,645	$34,424

(1)	Please refer to page 28 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

First Quarter 2005 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2005	2004
Funds Available for Distribution (1)	$17,048	$17,162
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	5,175	3,738
Depreciation for furniture, fixtures and equipment	220	226
Accrued preferred dividends	2,402	785
Provision for uncollectible tenant receivables	722	(23)
Changes in assets and liabilities (2)	(3,306)	(3,096)

GAAP Net Cash Provided by Operating Activities	$22,261	$18,792

(1)	Please refer to page 28 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; accrued distributions to Cumulative Redeemable Preferred unitholders; and other.